UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 7, 2007
AMICAS, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-25311	59-2248411

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 Guest Street, Boston, MA	02135

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 617-779-7878
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.
(a) On December 7, 2007, in response to new NASDAQ listing requirements that mandate that all NASDAQ-listed companies become eligible to participate in the “Direct Registration System” for their outstanding securities, the Board of Directors of AMICAS, Inc. (“AMICAS”) adopted certain amendments to Article VI of AMICAS’ Third Amended and Restated Bylaws (the “Bylaws) to clarify that AMICAS’ outstanding securities may exist in certificated or uncertificated form. A copy of the Bylaws, reflecting the amendments adopted by the Board of Directors, is attached hereto as Exhibit 3.1 and incorporated herein by reference.
(b) Not applicable.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(d)      Exhibits.
3.1      AMICAS Inc. Third Amended and Restated Bylaws.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMICAS, INC.
By:	/s/ Joseph D. Hill
	Name:	Joseph D. Hill
	Title:	CFO and Corporate Secretary

Date: December 13, 2007

EXHIBIT INDEX

Exhibit No.	Description

3.1	AMICAS, Inc. Third Amended and Restated Bylaws.

4